Exhibit 99.1

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      ANCHOR GLASS ACQUISITION CORPORATION


     The undersigned, the Chairman of the Corporation, hereby certifies that the Certificate of Incorporation of Anchor Glass Acquisition Corporation (the "Corporation"), originally filed in Delaware on January 3, 1997, is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE I

                                      NAME

     The name of the corporation is Anchor Glass Acquisition Corporation (the "Corporation").

                                   ARTICLE II

                          ADDRESS OF REGISTERED OFFICE;
                            NAME OF REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, Delaware 19801, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

                                   ARTICLE III

                               PURPOSE AND POWERS

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law. It shall have all powers that may now or hereafter be lawful for a corporation to exercise under the Delaware General Corporation Law.

                                   ARTICLE IV

                                  CAPITAL STOCK

     SECTION 4.1. TOTAL NUMBER OF SHARES OF STOCK. The total number of shares of stock of all classes that the Corporation shall have authority to issue is Seventy Million (70,000,000). The authorized capital stock is divided into Twenty Million (20,000,000) shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), and Fifty Million (50,000,000) shares of Common Stock, $0.10 par value per share (the "Common Stock").

     SECTION 4.2 PREFERRED STOCK.

     (a) The shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series thereof, the shares of each class or series thereof to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issuance of such class or series, adopted by the Board of Directors as hereinafter provided. All shares of the same class and series of Preferred Stock will be identical, but shares of different classes or series of Preferred Stock need not be identical or rank equally except as provided by law or herein.

     (b) Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the Delaware General Corporation Law, to authorize the issuance of one or more classes, or series thereof, of Preferred Stock and with respect to each such class or series to fix by the resolution or resolutions providing for the issuance of such class or series, the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each class or series thereof shall include, but not be limited to, the determination or fixing of the following:

                  (i) the maximum number of shares to constitute such class or series, which may subsequently be increased or decreased (but not below the number of shares of that class or series then outstanding) by resolution of the Board of Directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

                  (ii) the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                  (iii) whether the shares of such class or series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                  (iv) the terms and amount of any sinking fund established for the purchase or redemption of the shares of such class or series;

                  (v) whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Corporation, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

                  (vi) the extent, if any, to which the holders of shares of such class or series shall be entitled to vote with respect to the election of directors or otherwise;

                  (vii) the restrictions, if any, on the issuance or reissuance of any additional shares of Preferred Stock;

                  (viii) whether or not the issuance of any additional shares of any such class or series or of any other class or series in addition to such class or series shall be subject to restrictions in addition to the restrictions, if any, on the issuance of additional shares imposed in the resolution or resolutions fixing the terms of any outstanding class or series of Preferred Stock theretofore issued pursuant to this Section 4.2 and, if subject to additional restrictions, the extent of such additional restrictions; and

                  (ix) the rights of the holders of the shares of such class or series upon the dissolution, liquidation or winding up of, or upon the distribution of assets of, the Corporation.

For purposes of this Section 4.2, the voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation or a consolidation, merger or other business combination of the Corporation with one or more other corporations or entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

The Board of Directors of the Corporation is further expressly vested with the authority to make the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any class or series of Preferred Stock dependent upon facts ascertainable outside this Certificate of Incorporation or of any amendment hereto, or outside the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors of the Corporation.

Any specification for a class or series of Preferred Stock of designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, pursuant to this Section
4.2 shall be defined in this Certificate of Incorporation as a "Preferred Stock Designation."

         (c) Before any dividends shall be declared or paid or any distribution ordered or made upon the Common Stock (other than a dividend payable in Common Stock), the Corporation shall comply with the dividend and sinking fund provisions, if any, of any resolution or resolutions providing for the issuance of any class or series of Preferred Stock, any shares of which shall at the time be outstanding. Subject to the foregoing sentence, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all classes and series, to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation.

     SECTION 4.3 COMMON STOCK.

     (a) During the Initial Period, the Corporation shall have three (3) classes of Common Stock, 19,000,000 shares of which are hereby designated as Class A Common Stock ("Class A Common Stock"), 28,000,000 shares of which are hereby designated as Class B Common Stock ("Class B Common Stock"), and 3,000,000 shares of which are hereby designated as Class C Common Stock ("Class C Common Stock"). The rights of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock shall be identical in all respects, except that during the Initial Period (as defined in Section 7.2 hereof), (i) the Holders of Class A Common Stock shall have the right to elect four (4) directors and the Holders of Class B Common Stock shall have the right to elect five (5) directors, as more fully set forth in Section 7.2 of this Certificate of Incorporation, and (ii) the Class C Common Stock shall have no voting rights. At the end of the Initial Period, (a) (i) the Class A Common Stock (whether or not outstanding), (ii) the Class B Common Stock (whether or not outstanding) and
(iii) the Class C Common Stock (whether or not outstanding) shall automatically be converted into shares of Common Stock, without any designation as to class,
(b) Common Stock (without designation) shall be the only Common Stock outstanding, (c) the number of authorized shares of Common Stock shall be 50,000,000, (d) such Common Stock shall have full voting rights (including for the election of all directors, other than directors elected pursuant to Section
7.3 hereof) and (e) no shares of Class A Common Stock, Class B Common Stock or Class C Common Stock shall thereafter be issued; all shares of Common Stock issued after the Initial Period shall be issued without a class designation.

         (b) Holders of Class A Common Stock and Class B Common Stock voting together as a single class on all matters except the election and removal of directors during the Initial Period, as set forth in Section 7.2 hereof, shall be entitled to one vote for each share of Common Stock held by them on each matter on which they are entitled to vote. Except as set forth in Section 7.2 hereof, any action required to be taken at an annual or special meeting of the holders of Common Stock may be taken without a meeting, without prior notice and without a vote, only if a consent in writing setting forth the action so taken, shall be signed by all of the holders of the outstanding Common Stock of the Corporation. No action may be taken by the holders of Common Stock by less than unanimous written consent, and any action so taken shall be invalid.

         (c) The holders of Common Stock shall be entitled to participate share for share in any cash dividend which may be declared from time to time on the Common Stock of the Corporation by the Board of Directors and to receive pro rata the net assets of the Corporation on dissolution, liquidation or winding up of the Corporation, in both cases subject to all amounts which the holders of Preferred Stock are entitled to receive or have set aside.

                                    ARTICLE V

                                  INCORPORATOR

         The name and the mailing address of the incorporator is as follows:

             NAME                                     MAILING ADDRESS

         Eileen R. Sisca                    c/o Eckert Seamans Cherin & Mellott
                                                     600 Grant St., 42nd Floor
                                                     Pittsburgh, PA 15219

                                   ARTICLE VI

                           TERM OF EXISTENCE PERPETUAL

     The Corporation is to have perpetual existence.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

     SECTION 7.1 POWERS OF THE BOARD OF DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to:

     (a) adopt, amend, alter, change or repeal the Bylaws of the Corporation, by the affirmative vote of a majority of the whole Board of Directors; PROVIDED, HOWEVER, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such new Bylaws had not been adopted;

     (b) determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and, subject to the requirement of
Section 7.4, to determine the time and place of, and the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action; and

     (c) exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation.

     SECTION 7.2 INITIAL DIRECTORS.

     (a) For the period beginning on the date of the closing under that certain Asset Purchase Agreement dated December 18, 1996, by and among Anchor Glass Container Corporation, Consumers Packaging Inc., and Owens-Brockway Glass Container Inc. (the "Closing Date") and ending on the third (3rd) anniversary of the Closing Date (the "Initial Period"), the number of directors of the Corporation ("Initial Directors") shall be nine (9); provided, however, that any vacancies occurring on the Board for any reason, including without limitation, failure of the Class A Common Stock or the Class B Common Stock to elect all of the directors which each such class is entitled to elect, or failure of the Class A Common Stock or the Class B Common Stock to fill any vacancy, however occurring, shall not affect the validity of any action taken by the Board of Directors. During the Initial Period, the following shall apply:

                  (i) The holder or holders of the Class A Common Stock, including Class A Common Stock received upon the conversion of Preferred Stock held by any Class A Stockholder (the "Class A Shares"), by the affirmative vote of a majority of Class A Shares present at a duly organized meeting of the stockholders, shall have the right (i) to elect four
                            (4) Initial Directors ("Class A Directors"), (ii) to remove any Class A Director from office, with or without cause, and (iii) to fill any vacancy on the Board of Directors occurring with respect to a Class A Director; provided, however, that notwithstanding the foregoing, all nominees for Class A Directors, including persons nominated to fill vacancies, must be approved by the affirmative vote of a majority of the Class B Stockholders or by the Chairman of the Corporation, such approval not to be unreasonably withheld.

                  (ii) The holder or holders of the Class B Common Stock, including Class B Common Stock received upon the conversion of Preferred Stock held by Class B Stockholders ("Class B Shares"), by the affirmative vote of a majority of the Class B Shares present at a duly organized meeting of the stockholders, shall have the right (i) to elect five (5) Initial Directors ("Class B Directors"), (ii) to remove any Class B Director from office, with or without cause, and (iii) to fill any vacancy on the Board of Directors occurring with respect to a Class B Director.

                  (iii) No Class A Director may be removed from office during the Initial Period, except by the affirmative vote of a majority of Class A Shares present at a duly organized meeting of the stockholders. No Class B Director may be removed from office during the Initial Period, except by the affirmative vote of a majority of Class B Shares present at a duly organized meeting of the stockholders.

                  (iv) Any action taken pursuant to this Section 7.2(a), may be taken without a meeting, without prior notice and without a vote, only if a consent in writing setting forth the action so taken shall be signed by all of the holders of the Class A Shares and/or the Class B Shares, as applicable. No action may be taken by the holders of the Class A Shares and/or the Class B Shares, as applicable, by less than unanimous written consent, and any action so taken shall be invalid.

(b) Prior to the commencement of the Initial Period, and from and after the expiration of the Initial Period, the number of directors and the manner of their election, removal and the filling of vacancies shall be in accordance with the Bylaws of the Corporation, subject to Section 7.3 hereof, and to the requirements of this Section 7.2(b). Upon the expiration of the Initial Period, the Board of Directors shall determine the number of directors which shall thereafter constitute the Board of Directors. Such number of directors shall then be divided into three classes ("Classes"), which shall be as nearly equal in number as possible. The term of office of the first Class of directors shall expire at the first annual meeting after their election; the term of office of the second Class of directors shall expire at the second annual meeting after their election; and the term of office of the third Class of directors shall expire at the third annual meeting after their election. At each annual meeting, the number of directors equal to the Class whose term has expired at the time of such meeting shall be elected to hold office until the third succeeding annual meeting.

     SECTION 7.3 ELECTION OF DIRECTORS BY HOLDERS OF PREFERRED STOCK. Whenever the holders of any one or more classes of Preferred Stock or series thereof issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the number of such directors, and the election, term of office, filling of vacancies and other features of each such directorship, shall be governed by the terms of this Certificate of Incorporation and any Preferred Stock Designation applicable thereto.

     SECTION 7.4 MEETINGS OF DIRECTORS. During the Initial Period, a meeting of the Board of Directors shall be held at least once each calendar quarter.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     SECTION 8.1 RIGHT TO INDEMNIFICATION. Each person (including the estate of such person, and any executor or similar representative of such estate) who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact:

     (a)   that he or she is or was a director or officer of the Corporation, or

     (b) that he or she is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, "another enterprise" or "other enterprise"), whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director or officer of the Corporation, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law (or any successor provision or provisions) as the same exists or may hereafter be amended (but, in the case of any such amendment, with respect to alleged action or inaction occurring prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against any expense, liability or loss (including without limitation attorneys' fees and expenses, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith. The persons indemnified by this
Article VIII are hereinafter referred to as "indemnitees." Such indemnification as to such alleged action or inaction shall continue as to an indemnitee who has after such alleged action or inaction ceased to be a director or officer of the Corporation, or director, officer, employee or agent of such other enterprise, and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Notwithstanding the foregoing, except as may be provided in
Section 8.4 hereof or the Bylaws of the Corporation or by the Board of Directors, the Corporation shall not indemnify any such indemnitee in connection with a proceeding (or portion thereof) initiated by such indemnitee (but this prohibition shall not apply to a counterclaim, cross- claim or third-party claim brought by the indemnitee in any proceeding) unless such proceeding (or portion thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article VIII: (1) shall be a contract right; (ii) shall not be changed by any amendment of this Certificate of Incorporation to adversely affect any indemnitee with respect to any alleged action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the Bylaws of the Corporation, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if the General Corporation Law of the State of Delaware so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final judicial decision from which there is no further right to appeal, that such director or officer is not entitled to be indemnified under this Section or otherwise.

     SECTION 8.2 RELATIONSHIP TO OTHER RIGHTS AND PROVISIONS CONCERNING INDEMNIFICATION. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Bylaws of the Corporation may contain such other provisions concerning indemnification, including provisions specifying reasonable procedures relating to and conditions to the receipt by indemnitees of indemnification, provided that such provisions are not inconsistent with the provisions of this Article VIII.

     SECTION 8.3 AGENTS AND EMPLOYEES. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation (or any person serving at the Corporation's request as a director, trustee, officer, employee or agent of another enterprise) or to any person who is or was a director, officer, employee or agent of any of the Corporation's affiliates, predecessor or subsidiary corporations or a constituent corporation absorbed by the Corporation in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by the Board of Directors to the fullest extent of the provisions of this Article VIII in cases of the indemnification and advancement of expenses of directors and officers of the Corporation, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

     SECTION 8.4 RIGHT OF CLAIMANT TO BRING SUIT. If a claim under paragraph 8.1(a) of this Section is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for advancement of expenses, in which case the applicable period shall be thirty (30) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 8.5 INSURANCE, CONTRACTS AND FUNDING. The Corporation may maintain insurance, at its expense, to protect itself and any director, trustee, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. The Corporation may enter into contracts with any person entitled to indemnification hereunder or otherwise, and may create a trust fund, grant a security interest, or use other means (including without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided herein.

     SECTION 8.6 SEVERABILITY. In the event that any of the provisions of this
Article VIII (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE IX

                      LIMITATION ON LIABILITY OF DIRECTORS

     No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, PROVIDED HOWEVER, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any amendment, repeal or modification of this Article IX shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.

                                    ARTICLE X

                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the Delaware General Corporation Law, and all rights conferred upon stockholders herein are granted subject to this reservation; provided that during the Initial Period, any amendment of the provisions of this Certificate shall require the affirmative votes of the holders of a majority of the Class A Common Stock and the holders of a majority of the Class B Common Stock, voting as separate classes. During the Initial Period, no amendment may be made that would adversely affect the rights of the Class C Common Stock vis a vis the Class A Common Stock and the Class B Common Stock.

                                   ARTICLE XI

                                  SEVERABILITY

     In the event that any of the provisions of this Certificate of Incorporation (including any provision within a single Article, Section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

     IN WITNESS WHEREOF, the undersigned Chief Executive Officer has executed this Amended and Restated Certificate of Incorporation, this 5th day of February, 1997.


                             /s/ John J. Ghaznavi
                             John J. Ghaznavi
                             Chief Executive Officer